ANNUAL REPORT
--------------------------------------------------------------------------------

                          T. Rowe Price Spectrum Funds

--------------------------------------------------------------------------------

                               December 31, 1996

================================================================================


Report Highlights
--------------------------------------------------------------------------------

* The stock market overcame a midyear correction to chalk up another outstanding year. After a dismal first half, the bond market largely recovered, although full-year returns were modest.

* Spectrum Growth Fund returned 9.79% over the last six months and 20.53% for the full year.

* Spectrum Income returned 6.55% over the last six months, helping it overcome flat results in the first half. Its full-year return was 7.64%, better than most investment-grade bonds.

* Spectrum Growth was boosted in the second half by its holdings of larger companies. Spectrum Income benefited from its holdings of high-yield bonds, international bonds, and stocks.

* We expect stocks to advance at a much slower pace in 1997, while bond returns should come mostly from income rather than capital appreciation.

Fellow Shareholders

     After an exhilarating 1995, the stock market staged an impressive encore last year, chalking up one of its best back-to-back advances in history. Stocks shrugged off rising interest rates earlier in 1996 and a midyear correction to soar to record levels over the last six months. Bonds had a seesaw year, with prices dropping in the first half due to a surging economy and inflation concerns, but largely recovering over the last six months as the economy cooled and inflation fears subsided.

     Spectrum Income outperformed its peer group in both halves of 1996, through both rising and falling interest rates, to post a respectable full-year gain. Spectrum Growth, while trailing its peers during the second-half rally, matched them for the year with a strong, double-digit gain.

MARKET ENVIRONMENT

     On the heels of its 38% gain in 1995, the overall stock market (as measured by the Standard & Poor's 500 Stock Index) posted a 23% return in 1996. Market volatility picked up significantly last year amid shifting signals on economic growth and inflation. The economy soared to an annualized growth rate of 4.7% in the second calendar quarter, fanning fears of inflation. In response, bond yields moved up sharply, with the benchmark 30-year Treasury bond yield rising to a high of just over 7% in June. However, with the economy slowing to a 2.1% growth rate in the third quarter, rates retraced most of their rise, with the long bond yield finishing the year at 6.6%.

     [Edgar description: A 3-line chart showing yields on the 30-year Treasury bond, 5-year Treasury note, and 90-day Treasury bill from 12/31/95 to 12/31/96.]

     After enduring a modest correction in the summer, the stock market rallied strongly over the second half, buoyed by moderate economic growth, subdued inflation, and strong cash flows into equity mutual funds. Large-capitalization blue-chip companies overtook their smaller brethren over the last six months and for the full year, as investors sought the relative safety of bigger companies. The natural resources sector also had a good year due primarily to soaring energy prices.

     While slowing over the last six months, many foreign equity markets posted decent gains for the year, though few outperformed the exuberant U.S. market. Individual countries in Europe, Latin America, and Asia surged to double-digit returns, but Japan was again disappointing. As in the U.S., larger international companies outperformed their smaller counterparts and companies based in emerging markets.

     After suffering losses in the first half due to rising interest rates, the U.S. bond market recovered over the last six months but notched only modest returns for all of 1996. The Lehman Aggregate Bond Index of investment-grade bonds provided a 3.6% return for the year. High-yield bonds, which are more sensitive to the direction of the economy and the stock market than to interest rates, were the best performers. Since interest rates ended the year a bit higher than where they began, bond performance came entirely from income rather than capital appreciation. Hence, higher-yielding corporate and mortgage-backed securities outperformed Treasuries for the full year.

     Foreign investment-grade bonds performed somewhat better than their U.S. counterparts for the year, boosted by falling interest rates in many countries, although returns to U.S. investors were dampened by a strengthening dollar. However, the real story abroad was in the bonds of emerging market countries, whose 34% return for 1996 outpaced many stock markets.

YEAR-END DISTRIBUTIONS

     Spectrum Growth Fund's Directors declared a fourth quarter dividend of $0.20 per share, a short-term capital gain of $0.13 per share, and a long-term gain of $0.80. Spectrum Income's Directors declared a fourth quarter short-term capital gain of $0.02 and a long-term gain of$0.12. All distributions were paid on December 30 to shareholders of record on December 26. You should already have received a check or statement reflecting these distributions, as well as your Form 1099-DIV reporting them for tax purposes.

SPECTRUM GROWTH FUND

     Your fund had another good year, providing a strong, double-digit gain, essentially matching its peer group. Over the last six months, while posting a strong absolute return, the fund lagged its peer group due mostly to its exposure to foreign markets, which trailed the robust U.S. market.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
    Periods Ended 12/31/96 ...........         6 Months           12 Months

    Spectrum Growth Fund .............            9.79%              20.53%

    Lipper Growth & Income
    Fund Index .......................           11.28               20.69
================================================================================

     Over the last six months, the fund benefited from the strong showing of larger stocks through several of its funds: Equity Income, Growth & Income, Growth Stock, and New Era. These funds returned between 11.39% and 14.32%. We raised our holdings in the Growth & Income Fund by two percentage points since last June. (Allocations to each of the underlying funds are shown in the table following this letter.)

     We reduced our exposure to small-capitalization stocks by trimming our allocation to the New Horizons Fund by one percentage point, redeploying the assets in larger stocks. This strategy proved beneficial when the economy slowed and investors leaned toward larger companies with sustained earnings growth. While getting good performance from our exposure to natural resources, particularly energy, through the New Era Fund (a 12.70% return in the second half), we trimmed our holding as data suggested a weakening economy.

     [Edgar description: A pie chart showing security diversification for Spectrum Growth Fund on 12/31/96. Showing Domestic Stocks 63%; International Stocks 31%; Money Markets 5%; Bonds 1%]

     For the full year, Spectrum Growth got good mileage from all its underlying equity funds, with returns ranging from 15.99% for the International Stock Fund to 25.64% for the Growth & Income Fund.

     We maintained our exposure to international stocks at 31% of assets (as shown in the pie chart), primarily through the International Stock Fund, where we kept a maximum allocation. Although we have held this outlook for some time, we continue to believe that foreign stocks offer better value right now than their domestic counterparts.

SPECTRUM INCOME FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/96                            6 Months      12 Months
--------------------------------------------------------------------------------
Spectrum Income Fund                                 6.55%          7.64%

Lipper General Bond
Funds Average                                        6.27           6.05
================================================================================

     Buoyed by its broad diversification N including holdings in high yield and international bonds, and U.S. stocks N Spectrum Income avoided the losses suffered by most bond funds in the first half of the year and edged ahead of its peer group average during the second-half rally. For the full year, the fund outpaced its peers by an even wider margin and provided a respectable absolute return.

     While most investment-grade bond sectors provided annual returns of 5.5% or less, Spectrum Income did better. We held exposure to high-yield bonds steady at 17% of net assets (as shown in the pie chart) through our position in the High Yield Fund, which returned 11.58% for the year N by far the best fixed income performer. International bonds nosed out their domestic counterparts for the year, and your fund participated through its position in the International Bond Fund (shown in the table following this letter). Finally, the fund benefited from the strong U.S. stock market through its position in the Equity Income Fund.

     [Edgar description: A pie chart showing security diversification for Spectrum Income Fund on 12/31/96. High-Grade Bonds 55%; High-Yield Bonds 17%; Internatioanl Bonds 7%; Stocks 14%; Money Markets 7%]

     Over the last six months, we trimmed our holdings of international bonds because we expect the dollar to remain strong against most currencies and dampen returns to U.S. investors on foreign securities. Given the robust advance of U.S. stocks and the possibility of increased volatility, we trimmed exposure to stocks by moving assets out of the Equity Income Fund and into the Short-Term Bond Fund, resulting in a slightly higher position in high-grade bonds. They remain our highest concentration by far.

OUTLOOK

     The conditions underlying the financial markets should stay pretty much the same in 1997: low unemployment, relatively benign inflation, and moderate economic growth, on the order of 2.5%. The U.S. stock market should continue to advance, but at a slower pace than the past two years.

     The domestic bond market should also provide moderate returns. Until growth slows significantly or inflation picks up, we expect long-term Treasury yields to fluctuate in a range of 6% to 7%. In this environment, bond returns should come mostly from income rather than capital appreciation.

     As mentioned, foreign stocks appear to offer better value right now than their U.S. counterparts. Many foreign countries are in earlier stages of economic recovery and hold the potential for more sustainable growth in corporate earnings. However, returns on foreign bonds may be hampered by continued strength in the dollar and the possibility that interest rates in many countries may not fall further.

     As always, the Spectrum Funds will remain well diversified in an effort to capture good long-term returns with less volatility than more concentrated portfolios. Thanks to all our shareholders for your support.

Respectfully submitted,

[Signature]

Peter Van Dyke

President and Chairman of the Investment Advisory Committee
January 20, 1997

================================================================================
Spectrum International Fund
--------------------------------------------------------------------------------

     We are pleased to introduce a new member of the Spectrum family, Spectrum International Fund. Like its sister funds, Spectrum International seeks broad diversification by investing in up to 10 underlying T. Rowe Price funds (including seven foreign stock funds, two foreign bond funds, and one U.S. money market fund). The fund was launched on January 1. Please request a prospectus and read it carefully before you invest.

================================================================================

================================================================================
Sticking To Your Game Plan
--------------------------------------------------------------------------------


     [An 8-bar chart showing best and worst annualized total returns of stocks for various rolling time periods between 1950 and 1996]


     In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

     Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

     How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

     Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss N a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

     In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value.{1}

     Above all, remember that investing is a long-distance race, not a sprint.

{1} Ned Davis Research.

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TARGET ALLOCATIONS for Underlying funds
                                                          Minimum-  Target at
                                                           Maximum    12/31/96
--------------------------------------------------------------------------------
Spectrum Growth Fund

Prime Reserve ................................            0-25%             0.0%
Equity Income ................................            5-20             14.0
Growth & Income ..............................            5-20             14.5
Growth Stock .................................            15-30            23.0
New Era ......................................            10-25            12.0
International Stock ..........................            5-20             20.0
New Horizons .................................            10-25            16.5
--------------------------------------------------------------------------------
Spectrum Income Fund

Prime Reserve ................................            5-30              5.0
Short-Term Bond ..............................            0-15              3.5
GNMA .........................................            5-20             20.0
New Income ...................................            15-30            30.0
High Yield ...................................            10-25            19.5
International Bond ...........................            5-20              7.0
Equity Income ................................            10-25            15.0
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
                                                                      Percent of
(Of the combined underlying funds at 12/31/96)                        Net Assets
                                                                        12/31/96
--------------------------------------------------------------------------------
Spectrum Growth Fund

Royal Dutch Petroleum ...................................................   1.1%
GE 0.8
Corning .................................................................   0.7
Atlantic Richfield ......................................................   0.6
Freddie Mac 0.5
Cooper Cameron ..........................................................   0.5
Kimberly-Clark ..........................................................   0.5
Mobil ...................................................................   0.5
U.S. Treasury Bonds0.5
Wolters Kluwer ..........................................................   0.4
--------------------------------------------------------------------------------
Total                                                                       6.1%
================================================================================

Key statistics
                                                             6/30/96    12/31/96
--------------------------------------------------------------------------------
Spectrum Income Fund

Price Per Share                                               $10.99     $11.20
Capital Gains Per Share            Short-Term                      -       0.02
                                   Long-Term                    0.01       0.12

Dividends Per Share
     For 6 months                                               0.35       0.36
     For 12 months                                              0.71       0.71

Dividend Yield *
     For 6 months                                               6.49%      6.47%
     For 12 months                                              6.64       6.59

Weighted Average Maturity (years)**                              8.3        8.0

Weighted Average Effective Duration (years)**                    3.9        4.2

Weighted Average Quality ***                                     AA-        AA-
--------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Excludes Equity Income Fund.
***  Based on T. Rowe Price research; excludes Equity Income Fund.
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart for Spectrum Growth Fund]

[SEC Chart for Spectrum Income Fund]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 12/31/96                 1 Year    5 Years    Inception       Date
--------------------------------------------------------------------------------
Spectrum Growth Fund                    20.53%     15.56%       14.95%   6/29/90
Spectrum Income Fund                     7.64       8.84        10.15    6/29/90
--------------------------------------------------------------------------------
     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Spectrum Growth Fund

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                              Year
                                             Ended

                                                   12/31/96         12/31/95         12/31/94         12/31/93         12/31/92
NET ASSET VALUE
Beginning of period .....................        $    13.49       $    11.13       $    11.87       $    10.54       $    10.53
Investment activities
  Income distributions received .........              0.20             0.21             0.17             0.16             0.20
  Net realized and
  unrealized gain (loss) ................              2.57             3.12            (0.01)            2.05             0.56

  Total from
  investment activities .................              2.77             3.33             0.16             2.21             0.76

Distributions
  Income ................................             (0.20)           (0.21)           (0.17)           (0.16)           (0.20)
  Net realized gain .....................             (0.93)           (0.76)           (0.73)           (0.72)           (0.55)

  Total distributions ...................             (1.13)           (0.97)           (0.90)           (0.88)           (0.75)

NET ASSET VALUE
End of period ...........................        $    15.13       $    13.49       $    11.13       $    11.87       $    10.54

Ratios/Supplemental Data

Total return ............................             20.53%           29.96%            1.40%           20.98%            7.24%
Ratio of expenses to
average net assets ......................           0.00% *             0.00%            0.00%            0.00%            0.00%
Ratio of net investment
income to average
net assets ..............................              1.58%            1.81%            1.60%            1.57%            2.15%
Portfolio turnover rate .................               2.9%             7.4%            20.7%             7.0%             7.9%
Net assets, end of period
(in millions) ...........................        $    2,104       $    1,358       $      879       $      585       $      355
------------------------------------------------------------------------------------------------------------------------------------

*    See Note 4. The annualized  weighted  average  expense ratio of the underlying  funds was 0.83% for the year ended December 31,
     1996.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                              Year
                                             Ended

                                                   12/31/96         12/31/95         12/31/94         12/31/93         12/31/92

NET ASSET VALUE

Beginning of period .....................        $    11.24       $    10.11       $    11.11       $    10.70       $    10.73
Investment activities
      Income distributions received .....              0.71             0.72             0.69             0.69             0.76
      Net realized and

      unrealized gain (loss) ............              0.11             1.16            (0.90)            0.60             0.05
      Total from

      investment activities .............              0.82             1.88            (0.21)            1.29             0.81
Distributions

      Income ............................             (0.71)           (0.72)           (0.69)           (0.69)           (0.76)
      Net realized gain .................             (0.15)           (0.03)           (0.10)           (0.19)           (0.08)
      Total distributions ...............             (0.86)           (0.75)           (0.79)           (0.88)           (0.84)
NET ASSET VALUE

End of period ...........................        $    11.20       $    11.24       $    10.11       $    11.11       $    10.70
Ratios/Supplemental Data
Total return ............................              7.64%           19.41%           (1.94)%          12.36%            7.84%
Ratio of expenses to
average net assets ......................              0.00% *          0.00%            0.00%            0.00%            0.00%
Ratio of net investment
income to average
net assets ..............................              6.46%            6.43%            6.48%            6.19%            7.10%
Portfolio turnover rate .................              17.6%            20.2%            23.1%            14.4%            14.2%
Net assets, end of period
(in millions) ...........................        $    1,356       $      987       $      625       $      588       $      376
------------------------------------------------------------------------------------------------------------------------------------

*    See Note 4. The annualized  weighted  average  expense ratio of the underlying  funds was 0.78% for the year ended December 31,
     1996.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund                             December 31, 1996
================================================================================
Statement of Net Assets
                                                             Shares/Par    Value
                                                                    In thousands
--------------------------------------------------------------------------------
   T. Rowe Price Growth Stock Fund ...............      18,387,078      $481,374
   T. Rowe Price International Stock Fund ........      30,776,399       424,714

   T. Rowe Price New Horizons Fund ...............      15,963,635       347,528
   T. Rowe Price Growth & Income Fund ............      13,424,180       303,789
   T. Rowe Price Equity Income Fund ..............      12,998,464       292,986
   T. Rowe Price New Era Fund ....................       9,725,845       253,456

   T. Rowe Price Prime Reserve Fund ..............       3,596,256         3,596

Total Investments
 100.2% of Net Assets (Cost $1,718,006) ..........................   $ 2,107,443
 Other Assets Less Liabilities ...................................       (3,349)
 NET ASSETS ......................................................   $ 2,104,094
 Net Assets Consist of:
 Net unrealized gain (loss) ......................................   $   389,437
 Paid-in-capital applicable to 139,026,534 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of

 Spectrum authorized .............................................     1,714,657
 NET ASSETS ......................................................   $ 2,104,094
 NET ASSET VALUE PER SHARE .......................................   $     15.13

The accompanying notes are an integral part of these financial statements

T. Rowe Price Spectrum Income Fund                             December 31, 1996
================================================================================
Statement of Net Assets
                                                            Shares/Par     Value

In thousands

T. Rowe Price New Income Fund ....................      45,602,308      $405,405
T. Rowe Price GNMA Fund ..........................      28,818,798       270,032

T. Rowe Price High Yield Fund ....................      31,518,134       262,861
T. Rowe Price Equity Income Fund .................       9,019,641       203,303

T. Rowe Price International Bond Fund ............       9,130,419        95,504
T. Rowe Price Prime Reserve Fund .................      73,499,781        73,500

T. Rowe Price Short-Term Bond Fund ...............      10,166,629        47,478

Total Investments

100.2% of Net Assets (Cost $1,311,605) ...........................   $ 1,358,083
Other Assets Less Liabilities ....................................       (2,113)
NET ASSETS .......................................................   $ 1,355,970
Net Assets Consist of:

Accumulated net investment income - net of distributions .........   $     (266)
Net unrealized gain (loss) .......................................        46,478
Paid-in-capital applicable to 121,046,760 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of

Spectrum authorized ..............................................     1,309,758
NET ASSETS .......................................................   $ 1,355,970
NET ASSET VALUE PER SHARE ........................................   $     11.20


The accompanying notes are an integral part of these financial statements

================================================================================
Statement of Operations
                                                       Growth Fund   Income Fund
                                                                    In thousands
                                                              Year         Year
                                                             Ended        Ended
                                                          12/31/96     12/31/96
--------------------------------------------------------------------------------
Investment Income
      Income distributions from Underlying Funds ....     $ 25,566     $ 78,017

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
      Sale of Underlying Funds ......................        8,187        7,867
      Capital gain distributions
      from Underlying Funds .........................      109,465        8,444
      Net realized gain (loss) ......................      117,652       16,311
      Change in net unrealized gain or loss .........      185,985       (1,749)

Net realized and unrealized gain (loss) .............      303,637       14,562

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..............................     $329,203     $ 92,579
================================================================================
The accompanying notes are an integral part of these financial statements.

========================================================================================
Statement of Changes in Net Assets
In thousands                                   Growth Fund                 Income Fund
                                       Year                          Year
                                      Ended                         Ended
                                   12/31/96       12/31/95       12/31/96     12/31/95
----------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
   Income distributions .....   $    25,566    $    20,218    $    78,017    $  55,762
   Net realized gain (loss) .       117,652         69,661         16,311        4,798
   Change in net unrealized
   gain or loss .............       185,985        201,914         (1,749)      86,560
   Increase (decrease) in
   net assets from operations       329,203        291,793         92,579      147,120

Distributions to shareholders
   Net investment income ....       (25,866)       (19,785)       (78,017)     (56,016)
   Net realized gain ........      (120,141)       (71,595)       (17,756)      (4,681)
   Decrease in net assets
   from distributions .......      (146,007)       (91,380)       (95,773)     (60,697)

Capital share transactions *
   Shares sold ..............       698,161        361,400        651,254      396,188
   Distributions reinvested .       144,024         88,268         88,084       54,428
   Shares redeemed ..........      (279,631)      (171,103)      (366,875)    (175,278)
   Increase (decrease) in
   net assets from capital
   share transactions .......       562,554        278,565        372,463      275,338

Net Assets
Increase (decrease)

during period ...............       745,750        478,978        369,269      361,761
Beginning of period .........     1,358,344        879,366        986,701      624,940
End of period ...............   $ 2,104,094    $ 1,358,344    $ 1,355,970    $ 986,701
*Share information

Shares sold .................        47,726         28,680         58,403       37,162
Distributions reinvested ....         9,513          6,614          7,910        5,021
Shares redeeemed ............       (18,899)       (13,597)       (33,027)     (16,229)

Increase (decrease)
in shares outstanding .......        38,340         21,697         33,286       25,954
========================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price Spectrum Fund, Inc. (Spectrum) is registered under the Investment Company Act of 1940. Spectrum Growth Fund (the Growth Fund) and Spectrum Income Fund (the Income Fund), non-diversified, open-end management investment companies, are two of the portfolios established by Spectrum and commenced operations on June 29, 1990.

     The Growth and Income Funds invest in other mutual funds (the underlying funds) sponsored and managed by T. Rowe Price Associates, Inc.

Valuation

     Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

Other

     Income is recorded on the accrual basis. Purchases and sales of the underlying funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from the underlying funds and distributions to Spectrum's shareholders are recorded on the ex-dividend date. Capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - UNDERLYING FUNDS TRANSACTIONS
--------------------------------------------------------------------------------

     Purchases and sales of the underlying funds for the year ended December 31, 1996, were as follows:

================================================================================
                                                Growth Fund          Income Fund
--------------------------------------------------------------------------------
              Purchases                        $614,851,000         $580,102,000
              Sales                              50,157,000          213,169,000
================================================================================

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

================================================================================
                                                       Growth Fund  Income Fund
--------------------------------------------------------------------------------
              Undistributed net investment income        $(132,000)   $(266,000)
              Undistributed net realized gain              348,000      266,000
              Paid-in-capital                             (216,000)        --
================================================================================

     At December 31, 1996, the aggregate costs of the underlying funds held by the Growth and Income Funds for federal income tax and financial reporting purposes were $1,718,006,000 and $1,311,605,000, respectively. Net unrealized gain (loss) of the underlying funds was as follows:

================================================================================
                                                 Growth Fund        Income Fund
--------------------------------------------------------------------------------
Appreciated investments                         $389,437,000       $ 52,145,000
Depreciated investments                                 --           (5,667,000)
Net unrealized gain (loss)                      $389,437,000       $ 46,478,000
================================================================================


NOTE 4 - INVESTMENT MANAGER
--------------------------------------------------------------------------------

     The Growth and Income Funds are managed by T. Rowe Price Associates, Inc. (the manager). Each fund operates at a zero expense ratio by virtue of a special servicing agreement (the agreement) between and among Spectrum, the underlying funds, the manager, and T. Rowe Price Services, Inc. The agreement provides that each underlying fund will bear expenses associated with the operation of Spectrum in proportion to the average daily value of its shares owned by Spectrum.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
T. Rowe Price Spectrum Fund, Inc.

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spectrum Growth Fund and Spectrum Income Fund (two of the portfolios constituting T. Rowe Price Spectrum Fund, Inc., hereafter referred to as the "Funds") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the transfer agent and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

================================================================================
T. Rowe Price Shareholder Services
================================================================================
================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

Knowledgeable Service Representatives
--------------------------------------------------------------------------------
By Phone

     Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person

     Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

Automated 24-Hour Services
--------------------------------------------------------------------------------

Tele*Access [Registration Mark]

     Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T.Rowe Price OnLine

     Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.

Account Services
--------------------------------------------------------------------------------

Checking

     Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing

     Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

Automatic Withdrawal

     If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options

     Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*
--------------------------------------------------------------------------------

Investments Available

     You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account

     Call a shareholder service representative for more information.

Investment Information
--------------------------------------------------------------------------------

Combined Statement

     A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports

     Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report

     This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update

     This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights

     This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides

     Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


================================================================================
T. Rowe Price Mutual Funds
================================================================================
================================================================================
Mutual Funds
--------------------------------------------------------------------------------

Stock Funds
================================================================================

Domestic
--------------------------------------------------------------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC
Science   &   Technology
Small-Cap   Value*
Spectrum   Growth
Value

International/Global
--------------------------------------------------------------------------------
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

Bond Funds
================================================================================

Domestic Taxable
--------------------------------------------------------------------------------
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
 Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

Domestic   Tax-free
--------------------------------------------------------------------------------
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
--------------------------------------------------------------------------------
Global Government Bond
Emerging Markets Bond
International Bond

Money Market
================================================================================

Taxable
--------------------------------------------------------------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
--------------------------------------------------------------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset
================================================================================

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
================================================================================

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

     Please call for a prospectus. Read it carefully before you invest or send money.

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                            Baltimore, Maryland 21202

                         This report is authorized for
                        distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                          T. Rowe Price Spectrum Funds.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                              4200 West Cypress St.
                                   10th Floor
                                 Tampa, FL 33607
              T. Rowe Price Investment Services, Inc., Distributor.
                                RPRTSPC 12/31/96